Exhibit 99.2
EVgo Q2 2022 Earnings CallAugust 9, 2022Nasdaq: EVGO | investors.evgo.com

Safe Harbor & Forward Looking Statements

Forward-Looking Statements
This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management's current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to, express or implied statements regarding EVgo's future financial performance, revenues , capital expenditures, chargers in operation and under construction and network throughput. EVgo's expectation of acceleration in our business due to factors including a re-opening economy and increased EV adoption and EVgo's strong liquidity position and collaboration with partners enabling effective deployment of chargers. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of EVgo's management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this presentation, including: changes or developments in the broader general market; ongoing impact from COVID-19 on our business, customers, and suppliers; macro political, economic, and business conditions, including inflation; our limited operating history as a public company; our dependence on widespread adoption of EVs and increased installation of charging station; mechanisms surrounding energy and non-energy costs for our charging stations; the impact of governmental support and mandates that could reduce, modify, or eliminate financial incentives, rebates, and tax credits; supply chain interruptions; impediments to our expansion plans, including permitting delays; the need to attract additional fleet operators as customers; potential adverse effects on our revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by us; the effects of competition; risks related to our dependence on our intellectual property; and risks that our technology could have undetected defects or errors. Additional risks and uncertainties that could affect our financial results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EVgo" in EVgo's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the "SEC") on March 24, 2022, as well as its other filings with the SEC, copies of which are available on EVgo's website at investors.evgo.com, and on the SEC's website at www.sec.gov. All forward-looking statements in this presentation are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Use of Non-GAAP Financial Measures
To supplement EVgo's financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"), EVgo uses certain non-GAAP financial measures. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EVgo uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. EVgo believes that these non-GAAP financial measures provide meaningful supplemental information regarding EVgo's performance by excluding certain items that may not be indicative of EVgo's recurring core business operating results. EVgo believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing EVgo's performance. These non-GAAP financial measures also facilitate management's internal comparisons to EVgo's historical performance. EVgo believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by EVgo's institutional investors and the analyst community to help them analyze the health of EVgo's business.

Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures can be found in the tables included at the end of this presentation.

2

This press release includes the non-GAAP financial measures: “Adjusted COGS,” “Adjusted Gross Profit (Loss),” “Adjusted Gross Margin,” “EBITDA,” and “Adjusted EBITDA,” EVgo believes these measures are useful to investors in evaluating EVgo’sfinancial performance. In addition, EVgo uses these measures internally to establish forecasts, budgets, and operational goals to manage and monitor its business. EVgo believes that these non-GAAP financial measures help to depict a more realistic representation of the performance of the underlying business, enabling EVgo to evaluate and plan more effectively for the future. EVgo believes that investors should have access to the same set of tools that its management uses in analyzing operating results. Adjusted Cost of Sales, Adjusted Gross Profit (Loss), Adjusted Gross Margin, EBITDA and Adjusted EBITDA. EVgo defines Adjusted Cost of Sales as cost of sales before: (i) depreciation and amortization, (ii) share-based compensation, and (iii) O&M reimbursement. Adjusted Gross Profit (Loss) is defined as revenues less Adjusted Cost of Sales. Adjusted Gross Margin is defined as Adjusted Gross Profit (Loss) as a percentage of revenues. EVgo defines EBITDA as net income (loss) before (i) interest expense, (ii) income taxes and (iii) depreciation and amortization. EVgo defines Adjusted EBITDA as EBITDA plus (i) stock-based compensation expense, (ii) loss on disposal of assets and (iii) other unusual or nonrecurring income (expenses) such as bad debt expense. Adjusted Cost of Sales, Adjusted Gross Profit (Loss), Adjusted Gross Margin, EBITDA, and Adjusted EBITDA are not prepared inaccordance with GAAP and that may be different from non-GAAP financial measures used by other companies. These measures should not be considered as measures of financial performance under GAAP, and the items excluded from or included in these metrics are significant components in understanding and assessing EVgo’sfinancial performance. These metrics should not be considered as alternatives to net income (loss) or any other performance measures derived in accordance with GAAP. Definitions of Non - GAAP Financial Measures 3

1CathyZoi, CEOStrategic Overview4

Source:Companyestimates,PlugShare1) Q2’22 vs Q2’21. ~ 2,400 stalls DCfastcharging stalls in operation or under construction at Q2’22 8 5 0+ locations 1 in public DC fast chargingsites 8 OEM PartnersEngagedbymultiple OEMsfor partnerships ranging from charging credit and infrastructure buildout, to marketing and data integration100%Renewableenergy powered ~444 ,000 Customer accounts ~140 Million Americans within 10 MilesofEVgo charger Snapshot of EVgo’sMarket Leading Position Market leader in clean mobility electrification –backed by 100% renewable power ~ 3,700 stalls In Active E&C Stall Development Pipeline 37%Q2’22 Adjusted Gross Margin 66% -o- networkthroughputgrowth(1) Over 30 states Over 60 major metropolitan areas 2.5MM+ users Registered PlugShare accounts 5

Key Business Highlights

Accelerating growth and investment in network along with expansion of EVgo's eXtend offering

2,397	Stalls in operation or under construction reached 2,397 by June 30, with 170 newly operational stalls in Q2 (H1'22 total of 299 surpassed 2021 total operational stall growth)
3,669	Active E&C Stall Development Pipeline reached largest point ever at 3,669 stalls, growing by 10% since Q1'22
10.1GWh	Network throughput of 10.1 GWh, up over 65% from a year ago
90%	Revenue increase versus last year
500 sites	External launch of EVgo eXtend project with anticipated 500 corridor sites/2,000 stalls with Pilot Company and GM
	Launched Autocharge+ with GM, EVgo Optima test program with a major Midwestern investor-owned utility, and fleet electrification charging partnership with City of Philadelphia
+2.5M	PlugShare registered subscriber figures



Stalls in Operation or Under Construction
+55%
1,548
2,397
Q2'21
Q2'22



Network Throughput (GWh)
+66%
6.1
10.1
Q2'21
Q2'22

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EVgo eXtend

EVgo Begins Major eXtend Project with Pilot Company & GM; Announces Major Charger Supply Agreement

- Capital-light third-party ownership model – approach de-risks near-term revenue while opening new markets, partners and customers to EVgo at an accelerated rate
- Under terms of Pilot Company and GM deal – EVgo will procure, design, install and operate up to 2,000 stalls at up to 500 new corridor sites across U.S., with development activity emphasis on 2023-2025 period
- Sites designated in advance – minimal third-party real estate ownership issues helps shorten development cycle
- Revenue generation via:
  1. Procurement of hardware, site design and management of construction and logistics center along with customer support
  2. Provision of ongoing O&M service including software, call center operation, EVgo Inside™ and Reservations™, monitoring, preventative maintenance and networking


GM and Pilot Company to build a coast-to-coast fast charging network.
Chargers will be capable of delivering up to 350kW*
EVgo

- EVgo to provide support to Pilot Company and GM in their applications for NEVI, Appendix D, and utility make-ready funding opportunities
- EVgo entered into a charger supply agreement with Delta Electronics, whose terms will provide for EVgo to purchase 1,000 chargers (equivalent to 2,000 stalls), with an option to purchase more and expand the agreement over time

7

Connecting the Watts: Working Together with Key Stakeholders to Grow EV Charging

- **General Services Administration (GSA) Blanket Purchase Agreement (BPA):**
  - EVgo and OSC~WEBco working together as one of 16 BPA award winners
  - Biden-Harris administration has set aside up to $750 million in proposed funding that could be deployed to meet EV and EVSE targets
- **State plans have been submitted, and the National Electric Vehicle Infrastructure (NEVI) is beginning to take shape:**
  - EVgo has already conducted information sessions with 36 state DOTs and submitted formal comments with 18 states to-date
  - Expect first solicitations from states in Q4'22 or Q1'23
- **Utility and state-level rate changes and engagement initiatives:**
  - **Public Service Company of Colorado:** Colorado Public Service Commission issued recommended decision that is expected to be finalized in August 2022; would result in improved commercial EV rates in the state
  - **San Diego Gas & Electric:** working with SDG&E on programs to improve EV charging attractiveness in their service territory
  - Participating in rate proceedings in 18 utility service territories across 12 states
- **Grant applications advancing:**
  - EVgo has applied for grant funding through more than 30 different programs

CONNECT THE WATTS™
POWERED BY EVgo


Public Funding
Utilities
Equipment
EVgo
FAST CHARGING
Site Hosts
Automakers
Local Permits

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Technology-Enabled Innovation & Growth

Autocharge+

- Eliminating the need to manually initiate a charge and payment session once a vehicle is enrolled, this simplifies the charging experience – leading to faster, more convenient, more secure charging sessions
- Payment methods, processing and charging-behavior security features all part of the new service
- Introduced systemwide in late June for GM vehicles at more than 90% of EVgo's chargers for vehicles that use CCS connectors; expect other OEMs on the platform shortly
- Early customer reviews have been uniformly and strongly positive

PlugShare

- Exceeded 2.5 million registered subscribers in Q2'22 as platform continues to grow
- In Q2'22 introduced PlugShare Premium – a high-value subscription version of the app – that enhances experience for Premium users with further functionality expansion potential

EVgo Innovation Lab

- Operating since 2021, Innovation Lab conducts interoperability testing across hardware, firmware, and software ecosystem for EVs
- Principal location in El Segundo, California, with 3 remote testing locations at OEM development and testing facilities
- 13 different OEMs have tested passenger vehicles, and 12 OEMs have tested fleet vehicles since EVgo launched the Lab

Charger Operations & Reliability

- 12 years of fast-charging history, with high levels of alignment between EVgo, drivers and shareholders
- Complex interdependent networks across EV chargers (hardware, firmware, software), external digital telecommunications services and OEMs and their products
- Testing in Feb-May 2022 period produced mid-90s% uptime result out of over 250 chargers tested in Northern California cohort
- Testing included charger hardware and connectivity, payment processing systems and charging session initiations across seven different EV types

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2OlgaShevorenkova, CFOFinancial and OperationalOverview10

Key Operational Highlights Active E&C Stall Development Pipeline Revenue ($MM) EVgo Customer Accounts (000s)Continued focus on execution in Q2’22•78% year-over-year growth in Active E&C Stall Development Pipeline as backlog growth continues while construction activity accelerates•Customer account growth accelerated at faster rate than recent quarters in Q2’22, up 60% year-over-year and 18% since Q1’22 •Year-over-year throughput exceeding operational stall growth: •Operational stall growth: +25%•Network throughput: +66%•Revenue: +90%11 +90% +78%

•Revenues grew 90%, driven by retail charging, OEM network revenue, and regulatory credit sales•OEM network revenue driven by the booking of higher membership and marketing revenues as well as breakage fees•Gross margins increased to 37.2% in Q2’22 vs. 21.4% in Q2’21, with scaling effects of business and accelerated LCFS recognition contributing•Acceleration of LCFS recognition added ~9 percentage points to Q2’22 •Expect adjusted gross margin to modulate to levels consistent with those prior to LCFS acceleration starting in Q3’22•Ended Q2’22 with $372 million in cash and short-term investments as expected increase in personnel and capital investment materialized in Q2’221.Adjusted Gross Profit / (Loss), Adjusted Gross Margin, and Adjusted EBITDA are non-GAAP measures and have not been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). For a definition of thesenon-GAAP measures and a reconciliation to the most directly comparable GAAP measure, please see “Definition of Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” included elsewhere in these materials. Note: Figures may not sum due to rounding.Key Financial HighlightsQuarterly Revenue, Margin and Cash Flow Update12 ($ in 000s)Q2'22Q2'21Network Throughput (GWh)10.16.1Revenue$9,076$4,783GAAP Gross Profit / (Loss)($744)($1,674)GAAP Net Income/(Loss)$16,997($18,420) Adj. Gross Profit/(Loss)1$3,375$1,024 Adj. Gross Margin137.2%21.4% Adj. EBITDA1($1,37)($11,00) Q2'22Q2'21Cash flow from operations($18,539)($9,138)Capital expenditures($44,017)($15,514)

Understanding Cash Flow Generation

Core Build-Own-Operate Characteristics

- Upfront capex incursion, but long-term asset base with meaningful operating leverage
- Expect positive and increasing annual operating cash flows from VIO growth
- Low double-digit unlevered pre-tax IRRs

EVgo eXtend Characteristics

- No upfront cash outlay, more moderate long-term cash flows
- Expect immediate operating cash flow generation
- Low double-digit cash flow margins

Core Build-Own-Operate Illustrative Annual Cash Flow Profiles



Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8

EVgo eXtend Illustrative Annual Cash Flow Profiles



Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8

Note: Public Site (CA) assumes 4-stall project that goes into operation in 2023. Source: EVgo.

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Network Throughput50-60 GWhAdjusted EBITDA($75)-($85)MMTotal Stalls in Operation or Under Construction as of YE 20223,000-3,300Affirming key 2022 financial and operational forecast figures:2022 Guidance Revenue$48-55MM14

3AppendixReconciliation of Non-GAAP Measures to GAAP, Summary Financials15

Revenue Disaggregation($ 000s)16 Q2'22Q2'21Charging revenue, retail$4,389$2,498Charging revenue, OEM$189$150Charging revenue, commercial$654$546Network revenue, OEM$887$275Ancillary revenue$829$639Regulatory credit sales$2,128$675Total Revenue$9,076$4,783

Reconciliation of Non-GAAP Measures to GAAP

($ 000s)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
GAAP Gross Profit / (Loss)	**($1,678)**	**($1,674)**	**($1,653)**	**($1,824)**	**($600)**	**($744)**
+ Site Depreciation & ARO Accretion	$2,447	$2,705	$3,020	$3,814	$3,454	$4,101
+ Stock Option Expense and Other	(6)	(7)	3	7	2	18
Adjusted Gross Profit / (Loss)	**$763**	**$1,024**	**$1,370**	**$1,997**	**$2,856**	**$3,375**

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
GAAP COS	**$5,808**	**$6,457**	**$7,834**	**$8,944**	**$8,300**	**$9,820**
Less:						
Site Depreciation & ARO Accretion	$2,447	$2,705	$3,020	$3,814	$3,454	$4,101
Stock Option Expense and Other	(6)	(7)	3	7	2	18
Adjusted COS	**$3,367**	**$3,759**	**$4,811**	**$5,123**	**$4,844**	**$5,701**

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Reconciliation of Non-GAAP Measures to GAAP (Cont’d)($ 000s)18

Financial Statements: Balance Sheets19 (in thousands) Assets Current assets Cash, restricted cash and cash equivalents $344,707 $484,881 Short-term investments27,776 — Total cash, restricted cash, cash equivalents and short-term investments372,483 484,881 Accounts receivable, net of allowance of $858,870 and $718,396, respectively 4,860 2,559 Accounts receivable, capital build 8,923 9,621 Receivable from related party — 1,500 Prepaid expenses2,333 6,395 Other current assets 1,295 1,389 Total current assets 389,894 506,345 Property, equipment and software, net 209,089 133,282 Operating lease right-of-use assets34,433 — Restricted cash300 300 Long-term investments6,797 — Other assets 2,419 3,115 Intangible assets, net 66,420 72,227 Goodwill 31,052 31,052 Total assets$740,404 $746,321 Current liabilities Accounts payable$1,716 $2,946 Payables to related parties 24 — Accrued liabilities 43,426 27,078 Operating lease liabilities, current3,954 — Deferred revenue, current 4,681 5,144 Customer deposits 9,482 11,592 Other current liabilities 136 111 Total current liabilities 63,419 46,871 Operating lease liabilities, noncurrent28,814 — Earnout liability, at fair value2,584 5,211 Asset retirement obligations 16,274 12,833 Capital-build liability 25,070 23,169 Deferred revenue, noncurrent 21,600 21,709 Warrant liability, at fair value22,621 48,461 Other liabilities — 146 Total liabilities 180,382 158,400 Commitments and contingencies (Note 9) Redeemable noncontrolling interest1,176,758 1,946,252 Stockholders’ deficit(616,736) (1,358,331) Total liabilities, redeemable noncontrolling interest and stockholders’ deficit$740,404 $746,321 June 30, December 31, 2022 2021 (unaudited) Liabilities, redeemable noncontrolling interest and stockholders' deficit

Financial Statements: Consolidated Statements of Operations

(in thousands, except per share data)	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Revenue	$ 9,076	$ 4,783	$ 16,776	$ 8,352
Revenue from related party	—	—	—	562
Total revenue	9,076	4,783	16,776	8,914
Cost of revenue	5,719	3,752	10,565	7,113
Depreciation and amortization	4,101	2,705	7,555	5,152
Cost of sales	9,820	6,457	18,120	12,265
Gross loss	(744)	(1,674)	(1,344)	(3,351)
General and administrative	32,178	13,338	57,606	25,344
Depreciation, amortization and accretion	4,132	2,545	8,019	5,055
Total operating expenses	36,310	15,883	65,625	30,399
Operating loss	(37,054)	(17,557)	(66,969)	(33,750)
Interest expense	(13)	—	(13)	—
Interest expense, related party	—	(1,039)	—	(1,915)
Interest income	636	1	691	1
Other (expense) income, net	(158)	174	(422)	632
Change in fair value of earnout liability	4,891	—	2,627	—
Change in fair value of warrant liability	48,712	—	25,839	—
Total other income (expense), net	54,068	(864)	28,722	(1,282)
Income (loss) before income tax expense	17,014	(18,421)	(38,247)	(35,032)
Income tax expense	(17)	—	(22)	—
Net income (loss)	16,997	(18,421)	(38,269)	(35,032)
Less: net income (loss) attributable to redeemable noncontrolling interest	12,518	(18,421)	(28,349)	(35,032)
Net income (loss) attributable to Class A common stockholders	$ 4,479	$ —	$ (9,920)	$ —
Net income (loss) per share to Class A common stockholders, basic	$ 0.06	N/A	$ (0.14)	N/A
Net income (loss) per share to Class A common stockholders, diluted	$ 0.06	N/A	$ (0.14)	N/A
Net income (loss)	$ 16,997	$ (18,421)	$ (38,269)	$ (35,032)
Other comprehensive loss, net of tax:				
Net unrealized loss on available-for-sale securities	(47)	—	(47)	—
Comprehensive income (loss)	16,950	(18,421)	(38,316)	(35,032)
Less: comprehensive income (loss) attributable to redeemable noncontrolling interest	12,483	(18,421)	(28,384)	(35,032)
Comprehensive income (loss) attributable to Class A common stockholders	$ 4,467	$ —	$ (9,932)	$ —

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Financial Statements: Consolidated Statements of Cash Flows21 (in thousands) Cash flows from operating activities Net loss$(38,269) $(35,032) Adjustments to reconcile net loss to net cash used in operating activities Depreciation, amortization and accretion 15,574 10,207 Net loss on disposal of property and equipment 2,889 347 Share-based compensation 10,548 1,010 Interest expense, related party— 1,915 Change in fair value of earnout liability(2,627) — Change in fair value of warrant liability(25,839) — Other474 97 Changes in operating assets and liabilities Accounts receivable, net (2,302) (161) Receivables from related parties 1,499 — Prepaid expenses and other current and noncurrent assets 3,735 279 Operating lease assets and liabilities, net(808) — Accounts payable (100) (1,339) Payables to related parties 24 1,419 Accrued liabilities 358 1,285 Deferred revenue (572) 20,778 Customer deposits (2,110) (1,123) Other current and noncurrent liabilities (844) (1,039) Net cash used in operating activities (38,370) (1,357) Cash flows from investing activities Purchases of property, equipment and software(72,291) (23,341) Proceeds from insurance for property losses202 — Purchases of investments(34,747) — Net cash used in investing activities (106,836) (23,341) Cash flows from financing activities Proceeds from note payable, related party — 24,000 Payments on note payable, related party — (5,500) Proceeds from exercise of warrants3 — Capital-build funding, net 5,029 1,337 Payment of transaction costs for CRIS Business Combination— (1,652) Net cash provided by financing activities 5,032 18,185 Net decrease in cash, restricted cash and cash equivalents (140,174) (6,513) Cash, restricted cash and cash equivalents, beginning of period 485,181 7,914 Cash, restricted cash and cash equivalents, end of period$345,007 $1,401 Six Months Ended June 30, 2022 2021

Financial Statements: Consolidated Statements of Cash Flows (Cont’d)22 (in thousands)2021 Supplemental disclosure of noncash investing and financing activities Accrued transaction costs$— $4,870 Asset retirement obligations incurred$3,111 $787 Non-cash increase in accounts receivable, capital-build and capital-build liability$4,330 $— Purchases of property and equipment in accounts payable and accrued liabilities$29,510 $9,077 Fair value adjustment to redeemable noncontrolling interest$741,978 $— 2022 Six Months Ended June 30,